Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Thomas A. King (440)395-2260

FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — September 14, 2006 — The Progressive Corporation today reported the following results for August 2006:

(millions, except per share amounts and ratios)	August	August
	2006	2005	Change
Net premiums written	$1,099.1	$1,090.6	1%
Net premiums earned	1,090.2	1,069.5	2%
Net income	122.7	56.8	116%
Per share	.16	.07	122%
Combined ratio	88.5	96.3	(7.8)pts.
See the “Income Statements” for further month and year-to-date information and the Monthly Commentary at the end of this release for additional discussion.
     Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
August 2006
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Direct premiums written	$1,117.9

Net premiums written	$1,099.1

Revenues:
Net premiums earned	$1,090.2
Investment income	58.4	Includes $3.6 million of past-due interest income collected from the
		favorable resolution of a troubled loan in one of our structured debt
		securities.

Net realized gains (losses) on securities	2.4
Service revenues	2.3

Total revenues	1,153.3

Expenses:
Losses and loss adjustment expenses	734.5
Policy acquisition costs	110.8
Other underwriting expenses	119.9
Investment expenses	1.0
Service expenses	2.0
Interest expense	6.0

Total expenses	974.2

Income before income taxes	179.1
Provision for income taxes	56.4

Net income	$122.7

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	763.9

Per share	$.16

Diluted:
Average shares outstanding	763.9
Net effect of dilutive stock-based compensation	8.8

Total equivalent shares	772.7

Per share	$.16

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2005 audited consolidated financial statements included in our 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	1.3%
Common stocks	2.5%
Total portfolio	1.5%

Pretax recurring investment book yield	5.0%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
August 2006 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date
	2006	2005	% Change
Direct premiums written	$10,069.9	$9,900.7	2

Net premiums written	$9,883.1	$9,692.7	2

Revenues:
Net premiums earned	$9,522.2	$9,211.1	3
Investment income	424.0	339.3	25
Net realized gains (losses) on securities	(30.2)	11.2	NM
Service revenues	21.4	28.2	(24)

Total revenues	9,937.4	9,589.8	4

Expenses:
Losses and loss adjustment expenses	6,312.4	6,163.4	2
Policy acquisition costs	976.8	975.5	0
Other underwriting expenses	929.9	874.2	6
Investment expenses	7.8	7.8	0
Service expenses	17.2	16.9	2
Interest expense	52.0	55.3	(6)

Total expenses	8,296.1	8,093.1	3

Income before income taxes	1,641.3	1,496.7	10
Provision for income taxes	532.8	489.0	9

Net income	$1,108.5	$1,007.7	10

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	781.2	790.0	(1)

Per share	$1.42	$1.28	11

Diluted:
Average shares outstanding	781.2	790.0	(1)
Net effect of dilutive stock-based compensation	9.9	11.6	(15)

Total equivalent shares	791.1	801.6	(1)

Per share	$1.40	$1.26	11

NM = Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	3.7%	2.9%
Common stocks	6.2%	3.6%
Total portfolio	4.0%	3.0%

Pretax recurring investment book yield	4.6%	3.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2006
($ in millions)
(unaudited)
Current Month

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$612.5	$343.1	$955.6	$141.6	$1.9	$1,099.1
% Growth in NPW	(2)%	3%	0%	5%	NM	1%
Net Premiums Earned	$606.4	$335.3	$941.7	$146.6	$1.9	$1,090.2
% Growth in NPE	(2)%	5%	1%	12%	NM	2%

GAAP Ratios
Loss/LAE ratio	69.7	65.8	68.3	61.5	NM	67.3
Expense ratio	21.0	21.8	21.3	20.3	NM	21.2

Combined ratio	90.7	87.6	89.6	81.8	NM	88.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$16.0
Current accident year						2.0

Calendar year actuarial adjustment	$8.3	$3.1	$11.4	$6.6	$—	$18.0

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$16.0
All other development						11.3

Total development						$27.3

Calendar year loss/LAE ratio						67.3

Accident year loss/LAE ratio						69.8

Statutory Ratios
Loss/LAE ratio						67.4
Expense ratio						20.6

Combined ratio						88.0

NM = Not Meaningful
1Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.5 million for the month.
2Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2006 Year-to-Date
($ in millions)
(unaudited)
Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$5,489.9	$3,027.4	$8,517.3	$1,347.6	$18.2	$9,883.1
% Growth in NPW	(1)%	5%	1%	10%	NM	2%
Net Premiums Earned	$5,353.3	$2,914.8	$8,268.1	$1,237.4	$16.7	$9,522.2
% Growth in NPE	(1)%	8%	2%	12%	NM	3%

GAAP Ratios
Loss/LAE ratio	67.9	66.1	67.2	60.5	NM	66.3
Expense ratio	20.1	20.2	20.2	19.1	NM	20.0

Combined ratio	88.0	86.3	87.4	79.6	NM	86.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase) Prior accident years						$113.0
Current accident year						27.1

Calendar year actuarial adjustment	$71.6	$33.7	$105.3	$34.6	$.2	$140.1

Prior Accident Years Development
Favorable/(Unfavorable) Actuarial adjustment						$113.0
All other development						110.3

Total development						$223.3

Calendar year loss/LAE ratio						66.3

Accident year loss/LAE ratio						68.6

Statutory Ratios
Loss/LAE ratio						66.3
Expense ratio						19.6

Combined ratio						85.9

Statutory Surplus[3]						$5,064.4

NM = Not Meaningful

	August	August
Policies in Force	2006	2005	Change

(in thousands)
Drive — Auto	4,513	4,503	0%
Direct — Auto	2,422	2,293	6%
Special Lines[4]	2,911	2,667	9%

Total Personal Lines	9,846	9,463	4%

Commercial Auto Business	506	460	10%

1 The other businesses generated an underwriting profit of $7.0 million.
2 Represents adjustments solely based on our corporate actuarial reviews.
3 During August, the insurance subsidiaries paid cash dividends of $775.0 million to the parent company.
4 Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions— except per share amounts)
(unaudited)

August
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,567.5)	$10,560.2
Equity securities:
Preferred stocks (cost: $1,468.0)	1,479.1
Common equities (cost: $1,441.0)	2,154.6
Short-term investments (amortized cost: $1,954.4)	1,955.0

Total investments[2]	16,148.9
Net premiums receivable	2,713.4
Deferred acquisition costs	481.1
Other assets	1,751.6

Total assets	$21,095.0

Unearned premiums	$4,693.2
Loss and loss adjustment expense reserves	5,738.3
Other liabilities[2]	2,840.9
Debt	1,185.3
Shareholders’ equity	6,637.3

Total liabilities and shareholders’ equity	$21,095.0

Common Shares outstanding	766.2
Shares repurchased — August	6.1
Average cost per share	$23.77
Book value per share	$8.66
Trailing 12-month return on average shareholders’ equity	24.0%
Net unrealized pre-tax gains on investments	$718.0
Increase (decrease) from July 2006	$152.9
Increase (decrease) from December 2005	$117.9
Debt to total capital ratio	15.2%
Fixed-income portfolio duration	3.3 Years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.26
1Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $327.7 million.
2Amounts include net unsettled security acquisitions, including repurchase commitments, of $1,244.2 million.

Monthly Commentary
•	Monthly comparisons, specifically regarding combined ratio and net income, should recognize the additional contribution from losses incurred in August and the third quarter 2005 from the active hurricane season of 2005.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com through the Progressive Direct® brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.